EXHIBIT 13.2

Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report on Form 20-F of China Hydroelectric Corporation (the “Company”) for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Liya Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2012

	By:	/s/ Liya Chen

Name: Liya Chen
Title: Chief Financial Officer